EXHIBIT 99.1

Charles & Colvard, Ltd. Receives Expected Nasdaq Notice Regarding Delayed Form 10-Q

RESEARCH TRIANGLE PARK, N.C., March 3, 2025 – Charles & Colvard, Ltd. (“Charles & Colvard” or the “Company”) (Nasdaq: CTHR) today announced that on February 25, 2025, it received an expected notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company continues to not be in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), as a result of not having timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2024. Nasdaq previously accepted the Company’s plan to regain compliance with the Listing Rule and granted the Company until April 14, 2025 to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. Nasdaq has informed the Company that it must submit an update to its original plan of compliance no later than March 12, 2025 and that any additional exception to allow the Company to regain compliance with all delinquent filings will be limited to April 14, 2025.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. The Company is working diligently to complete its delinquent periodic reports as promptly as practicable and regain compliance with the Listing Rule.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes that fine jewelry should be as ethical as it is exquisite. Charles & Colvard is the original creator of lab grown moissanite (a rare gemstone formed from silicon carbide). The Company brings revolutionary gems and fine jewelry to market by using exclusively Made, not Mined™ above ground gemstones and a dedication to 100% recycled precious metals. The Company's Forever One™ moissanite and Caydia® lab grown diamond brands provide exceptional quality, incredible value and a conscious approach to bridal, high fashion, and everyday jewelry. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park region. For more information, please visit https://www.charlesandcolvard.com/.

Forward-Looking Statements

This press release contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “plan,” “expect,” “will,” “working,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the expected filing of its delinquent periodic reports, and ability to regain compliance under the Nasdaq Listing Rule. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties described in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the SEC. For example, there can be no assurance that the Company will regain compliance with the Listing Rule during any compliance period or in the future, or otherwise meet Nasdaq compliance standards. Forward-looking statements speak only as of the date they are made. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Charles & Colvard Corporate Contact:

Clint J. Pete

Chief Financial Officer

Charles & Colvard, Ltd.

919-468-0399

ir@charlesandcolvard.com